UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) July 26, 2005
                                                 -------------------------------

                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-10436                    25-1324733
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 (State or other jurisdiction     (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

     415 Holiday Drive, Pittsburgh, Pennsylvania                  15220
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (412) 928-3417
                                                   -----------------------------

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement
------------------------------------------------------------

                  At its May 25, 2005 meeting, the Board of Directors replaced its Compensation, Nomination and Governance Committee with two separate committees, the Compensation Committee and the Nomination and Governance Committee. Consistent with its current practice of paying committee chairmen a $16,500 base annual fee (as contrasted with the $14,000 annual base fee paid to other outside directors), the Board of Directors approved, on July 26, 2005, a $16,500 base annual fee for the chairmen of these recently created committees, effective July 1, 2005.

                  As a result, the base annual fee of the current chairman of the Nomination and Governance Committee, Mr. William H. Rackoff, has been increased from $14,000 per annum to $16,500 per annum, effective July 1, 2005. The $16,500 annual base fee paid to Mr. John W. Puth will not change since Mr. Puth continued to serve as a chairman of the former Compensation, Nomination and Governance Committee until he became the chairman of the recently created Compensation Committee.


Item 9.01         Exhibits
--------------------------

10.53 July 26, 2005 Board of Directors' Resolution establishing directors' compensation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       L.B. Foster Company
                                       ----------------------
                                       (Registrant)


Date:  July 27, 2005
--------------------
                                        /s/David J. Russo
                                        ---------------------
                                         David J. Russo
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer

                                  Exhibit Index
                                  -------------



Exhibit Number             Description
--------------             -----------

10.53 July 26, 2005 Board of Directors' Resolution establishing directors' compensation